Exhibit 99.1
CONDENSED CONSOLIDATED STATEMENT OF INCOME

	AS REPORTED					AS ADJUSTED (1)
(Thousands of U.S. dollars, except share data)(Unaudited)	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Year 2006	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Year 2006

Net sales	$1,254,308	$1,302,174	$1,185,962	$1,230,921	$4,973,365	$1,254,308	$1,302,174	$1,185,962	$1,230,921	$4,973,365
Cost of products sold	981,459	1,003,380	950,146	1,014,060	3,949,045	981,459	1,003,380	950,146	1,014,060	3,949,045
Manufacturing rationalization/Reorganization expenses — cost of products sold	3,036	4,945	3,419	7,076	18,476	—	—	—	—	—

Gross Profit	$269,813	$293,849	$232,397	$209,785	$1,005,844	$272,849	$298,794	$235,816	$216,861	$1,024,320
Selling, administrative & general expenses (SG&A)	170,375	171,193	159,635	170,222	671,425	170,375	171,193	159,635	170,222	671,425
Manufacturing rationalization/reorganization expenses — SG&A	377	1,316	1,044	3,180	5,917	—	—	—	—	—
Loss on divestitures	—	9,971	—	54,300	64,271	—	—	—	—	—
Impairment and restructuring	1,040	7,469	2,682	33,690	44,881	—	—	—	—	—

Operating Income	$98,021	$103,900	$69,036	$(51,607)	$219,350	$102,474	$127,601	$76,181	$46,639	$352,895
Other expense	(4,851)	(4,843)	(1,825)	(3,465)	(14,984)	(4,851)	(4,843)	(1,825)	(3,465)	(14,984)
Special items — other (expense) income	(308)	2,662	76	92,220	94,650	—	—	—	—	—

Earnings Before Interest and Taxes (EBIT) (2)	$92,862	$101,719	$67,287	$37,148	$299,016	$97,623	$122,758	$74,356	$43,174	$337,911
Interest expense, net	(11,602)	(11,697)	(10,850)	(10,633)	(44,782)	(11,602)	(11,697)	(10,850)	(10,633)	(44,782)

Income From Continuing Operations Before Income Taxes	$81,260	$90,022	$56,437	$26,515	$254,234	$86,021	$111,061	$63,506	$32,541	$293,129
Provision for income taxes	24,166	25,134	17,749	10,746	77,795	27,851	36,070	17,134	11,280	92,335

Income From Continuing Operations	$57,094	$64,888	$38,688	$15,769	$176,439	$58,170	$74,991	$46,372	$21,261	$200,794

Income from discontinued operations net of income taxes, special items (3)	—	—	—	12,849	12,849	—	—	—	—	—
Income from discontinued operations net of income taxes, other (3)	8,846	9,803	7,859	6,731	33,239	8,846	9,803	7,859	6,731	33,239

Net Income	$65,940	$74,691	$46,547	$35,349	$222,527	$67,016	$84,794	$54,231	$27,992	$234,033

Earnings Per Share — Continuing Operations	$0.61	$0.70	$0.41	$0.17	$1.89	$0.63	$0.80	$0.50	$0.23	$2.15
Earnings Per Share — Discontinued Operations — Other	0.10	0.10	0.09	0.21	0.49	0.09	0.11	0.08	0.07	0.36

Earnings Per Share	$0.71	$0.80	$0.50	$0.38	$2.38	$0.72	$0.91	$0.58	$0.30	$2.51

Diluted Earnings Per Share — Continuing Operations	$0.61	$0.69	$0.41	$0.17	$1.87	$0.62	$0.80	$0.49	$0.23	$2.13
Diluted Earnings Per Share — Discontinued Operations — Other	0.09	0.10	0.08	0.20	0.49	0.09	0.10	0.08	0.07	0.35

Diluted Earnings Per Share	$0.70	$0.79	$0.49	$0.37	$2.36	$0.71	$0.90	$0.57	$0.30	$2.48

Average Shares Outstanding	92,942,082	93,261,154	93,500,491	93,605,048	93,325,729	92,942,082	93,261,154	93,500,491	93,605,048	93,325,729
Average Shares Outstanding-assuming dilution	94,010,483	94,313,670	94,376,937	94,483,631	94,294,716	94,010,483	94,313,670	94,376,937	94,483,631	94,294,716

BUSINESS SEGMENTS

(Thousands of U.S. dollars) (Unaudited)	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Year 2006

Industrial Group
Net sales to external customers	$503,444	$528,605	$501,347	$539,099	$2,072,495
Intersegment sales	435	462	469	632	1,998

Total net sales	$503,879	$529,067	$501,816	$539,731	$2,074,493
Adjusted earnings before interest and taxes (EBIT) * (2)	$45,885	$63,492	$48,180	$43,777	$201,334
Adjusted EBIT Margin (2)	9.1%	12.0%	9.6%	8.1%	9.7%

Automotive Group
Net sales to external customers	$420,984	$426,714	$363,585	$361,751	$1,573,034
Adjusted (loss) earnings before interest and taxes (EBIT) * (2)	$(3,141)	$(1,960)	$(26,276)	$(42,319)	$(73,696)
Adjusted EBIT (Loss) Margin (2)	-0.7%	-0.5%	-7.2%	-11.7%	-4.7%

Steel Group
Net sales to external customers	$329,880	$346,855	$321,030	$330,071	$1,327,836
Intersegment sales	45,530	36,441	34,584	27,869	144,424

Total net sales	$375,410	$383,296	$355,614	$357,940	$1,472,260
Adjusted earnings before interest and taxes (EBIT) * (2)	$56,983	$59,749	$50,436	$39,523	$206,691
Adjusted EBIT Margin (2)	15.2%	15.6%	14.2%	11.0%	14.0%

*	Industrial Group, Automotive Group and Steel Group EBIT do not equal Consolidated EBIT due to intersegment adjustments which are eliminated upon consolidation.

(1)	“Adjusted” statements exclude the impact of impairment and restructuring, manufacturing rationalization/reorganization and special charges and credits for all periods shown.

(2)	EBIT is defined as operating income plus other income (expense). EBIT Margin is EBIT as a percentage of net sales. EBIT and EBIT margin on a segment basis exclude certain special items set forth above. EBIT and EBIT Margin are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting EBIT and EBIT Margin best reflect the performance of the company’s business segments and EBIT disclosures are responsive to investors.

(3)	Discontinued Operations reflects the December 8, 2006 sale of Timken Latrobe Steel. Steel Group Net sales and Adjusted EBIT have been changed to exclude Timken Latrobe Steel for all periods. Income From Discontinued Operations Net of Income Taxes, Special Items includes the gain on sale.

Income From Discontinued Operations Net of Income Taxes, Other includes prior activity of Timken Latrobe Steel in accordance with the sales agreement.

Reconciliation of GAAP net income and EPS — diluted.
This reconciliation is provided as additional relevant information about the company’s performance. Management believes adjusted net income and adjusted earnings per share are more representative of the company’s performance and therefore useful to investors. Management also believes that it is appropriate to compare GAAP net income to adjusted net income in light of special items related to impairment and restructuring and manufacturing rationalization/reorganization costs, Continued Dumping and Subsidy Offset Act (CDSOA) receipts, and gain/loss on the sale of non-strategic assets.

	Q1 2006		Q2 2006		Q3 2006		Q4 2006		Year 2006

(Thousands of U.S. dollars, except share data) (Unaudited)	$	EPS (2)	$	EPS (2)	$	EPS (2)	$	EPS (2)	$	EPS (2)

Net income	$65,940	$0.70	$74,691	$0.79	$46,547	$0.49	$35,349	$0.37	$222,527	$2.36

Pre-tax special items:
Manufacturing rationalization/reorganization expenses — cost of products sold	3,036	0.03	4,945	0.05	3,419	0.04	7,076	0.07	18,476	0.20
Manufacturing rationalization/reorganization expenses — SG&A	377	—	1,316	0.01	1,044	0.01	3,180	0.03	5,917	0.06
Loss on Divestiture	—	—	9,971	0.11	—	—	54,300	0.57	64,271	0.68
Impairment and restructuring	1,040	0.01	7,469	0.08	2,682	0.03	33,690	0.36	44,881	0.48
Special items — other expense (income):	308	—	(2,662)	(0.03)	(76)	—	(92,220)	(0.98)	(94,650)	(1.00)
Provision for income taxes	(3,685)	(0.04)	(10,936)	(0.12)	615	0.01	(534)	(0.01)	(14,540)	(0.15)
Income From Discontinued Operations
Net of Income Taxes, Special Items (1)	—	—	—	—	—	—	(12,849)	(0.14)	(12,849)	(0.14)

Adjusted net income	$67,016	$0.71	$84,794	$0.90	$54,231	$0.57	$27,992	$0.30	$234,033	$2.48

(1)	Discontinued Operations relates to the sale of Latrobe Specialty Steel Unit in November of 2006.

(2)	EPS amounts will not sum due to rounding differences.

Reconciliation of GAAP income from continuing operations and EPS — diluted.
This reconciliation is provided as additional relevant information about the company’s performance. Management believes adjusted income from continuing operations and adjusted earnings per share are more representative of the company’s performance and therefore useful to investors. Management also believes that it is appropriate to compare GAAP income from continuing operations to adjusted income from continuing operations in light of special items related to impairment and restructuring and manufacturing rationalization/reorganization costs, Continued Dumping and Subsidy Offset Act (CDSOA) receipts, and gain/loss on the sale of non-strategic assets.

	Q1 2006		Q2 2006		Q3 2006		Q4 2006		Year 2006
(Thousands of U.S. dollars, except share data) (Unaudited)	$	EPS (2)	$	EPS (2)	$	EPS (2)	$	EPS (2)	$	EPS (2)

Income from continuing operations	$57,094	$0.61	$64,888	$0.69	$38,688	$0.41	$15,769	$0.17	$176,439	$1.87

Pre-tax special items:
Manufacturing rationalization/reorganization expenses — cost of products sold	3,036	0.03	4,945	0.05	3,419	0.04	7,076	0.07	18,476	0.20
Manufacturing rationalization/reorganization expenses — SG&A	377	—	1,316	0.01	1,044	0.01	3,180	0.03	5,917	0.06
Loss on Divestiture	—	—	9,971	0.11	—	—	54,300	0.57	64,271	0.68
Impairment and restructuring	1,040	0.01	7,469	0.08	2,682	0.03	33,690	0.36	44,881	0.48
Special items — other expense (income):	308	—	(2,662)	(0.03)	(76)	—	(92,220)	(0.98)	(94,650)	(1.00)
Provision for income taxes	(3,685)	(0.04)	(10,936)	(0.12)	615	0.01	(534)	(0.01)	(14,540)	(0.15)

Adjusted income from continuing operations	$58,170	$0.62	$74,991	$0.80	$46,372	$0.49	$21,261	$0.23	$200,794	$2.13

(2)	EPS amounts will not sum due to rounding differences.